UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report:
(Date of earliest event reported)
July 26, 2010

RENT-A-CENTER, INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-25370 (Commission File Number)	45-0491516 (IRS Employer Identification No.)
5501 Headquarters Drive
Plano, Texas 75024
(Address of principal executive offices and zip code)
(972) 801-1100
(Registrant’s telephone
number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02	Results of Operations and Financial Condition.
     Attached hereto as Exhibit 99.1 is the Registrant’s press release reflecting earnings information for the quarter ended June 30, 2010.
     The press release contains information regarding EBITDA (earnings before interest, taxes, depreciation and amortization), which is a non-GAAP financial measure as defined in Item 10(e) of Regulation S-K. The press release also contains a reconciliation of EBITDA to the Registrant’s reported earnings before income taxes. Management of the Registrant believes that presentation of EBITDA is useful to investors, as among other things, this information impacts certain financial covenants under the Registrant’s senior credit facilities. While management believes this non-GAAP financial measure is useful in evaluating the Registrant, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Further, the non-GAAP financial measure may differ from similar measures presented by other companies.
     Pursuant to General Instruction B.2. of Form 8-K, all of the information contained in Item 2.02 of this Form 8-K and the accompanying exhibit shall be deemed to be “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and, therefore, shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 8.01	Other Events.
     On July 26, 2010, the Registrant announced that its board of directors increased the authorization for stock repurchases under the Registrant’s common stock repurchase plan from $500 million to $600 million. Under the Registrant’s common stock repurchase plan, shares may be repurchased in the open market or in privately negotiated transactions at times and amounts considered appropriate by the Registrant.
     Also on July 26, 2010, the Registrant announced that its board of directors declared a cash dividend in the amount of $0.06 per share payable on August 26, 2010, to common stockholders of record as of the close of business on August 12, 2010.
     The press release announcing the increased stock repurchase authorization and the declaration of a cash dividend is furnished as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit 99.1	Press Release, dated July 26, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENT-A-CENTER, INC.
Date: July 26, 2010	By:	/s/ Robert D. Davis
Robert D. Davis
Executive Vice President - Finance, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated July 26, 2010

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